Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE J - SUBSEQUENT EVENTS

In April 2018, the Company entered into negotiations with a third party to outsource the day to day operations of its ecommerce division inclusive of the GCC Superstore. No definitive terms have been reached, but both parties are working towards an Agreement. Under the proposed agreement, the GCC Superstore will be redesigned and product categories expanded. As such, the Company has elected to temporarily take the GCC Superstore offline while the cosmetic and backend work is being completed.

NOTE K - SUBSEQUENT EVENTS

On January 9, 2018, the Company and Emet Capital Partners, LLC (collectively, the “Parties”) entered into a Waiver Agreement pertaining to the Securities Purchase Agreements entered into between the Parties dated May 25, 2017 and September 14, 2017 along with a Convertible Note issued by the Company on each of the same dates (the “Notes”). Under the terms of the May 25, 2017 Note, the Company was to have a Going Public Event no later than August 27, 2017. As of the date of the Waiver, the Company failed to be quoted on an eligible market. Under the terms of the Waiver, the Company shall issue the Holder of the Notes a new Note (the “Waiver Note”) in the amount of Twenty Thousand and no/100 dollars ($20,000). The Waiver Note is to bear interest at 5%, is due January 9, 2019 and is convertible at the option of the holder into Company common stock at the Variable Conversion Price. Upon issuing the Waiver Note, the Holder shall waive the event of default solely as related to timely have a Going Public Event. The Company did not receive any funds for the issuance of the Waiver Note.

On March 28, 2018, the Company made an Allonge to Emet Capital Partners, LLC to the Note due on September 14, 2018 and issued by the Company on September 14, 2017. The Principal Amount as stated on the face of the Debenture shall be increased to $28,500 ($13,750 – original Principal Amount of the Debenture + $14,750 Allonge hereto the “New Principal”). The amendment to the Principal Amount due and owing on the Debenture described herein notwithstanding, Holder does not waive interest that may have accrued at a default rate of interest and liquidated damages, if any, that may have accrued on the Debenture through the date of this Allonge, which default interest and liquidated damages, if any, remain outstanding and payable. As part of the transaction, EMET was also issued a warrant granting the holder the right to purchase up to 98,600 shares of the Company’s common stock at an exercise price of $.50 for a term of 5-years.

In April 2018, the Company entered into negotiations with a third party to outsource the day to day operations of its ecommerce division inclusive of the GCC Superstore. No definitive terms have been reached, but both parties are working towards an Agreement. Under the proposed agreement, the GCC Superstore will be redesigned and product categories expanded. As such, the Company has elected to temporarily take the GCC Superstore offline while the cosmetic and backend work is being completed.